UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 28, 2008

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-11848 (Commission File Number)	43-1627032 (IRS Employer Identification Number)
1370 Timberlake Manor Parkway Chesterfield, Missouri 63017 (Address of principal executive offices)
Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

In a press release dated August 28, 2008, a copy of which is attached hereto as Exhibit 99.1, and the text of which is incorporated by reference herein, the Registrant announced that members of its management will address investors at the Keefe, Bruyette & Woods Insurance Conference on Thursday, September 4, 2008.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following documents are filed as exhibits to this report:

99.1	Press Release dated August 28, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reinsurance Group of America, Incorporated

By:	/s/ Jack B. Lay
Jack B. Lay Senior Executive Vice President and Chief Financial Officer

Date:  August 28, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 28, 2008

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